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                           MEMORANDUM OF UNDERSTANDING
                           ---------------------------


         This Memorandum of Understanding ("Memorandum") is made the 15th day of December, 2003 between Chinawe.com Inc., whose principal executive office is situated at c/o Hartman & Craven LLP, 488 Madison Avenue, New York, New York 10022-1987 (the "Company") of the first part, and Charter One Investments Limited, a corporation incorporated under the laws of the British Virgin Islands and having its principal address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("Charter") of the second part.

         WHEREAS, the Company is a corporation listed on the OTCBB of the United States National Association of Securities Dealers, Inc.;

         WHEREAS, as at the date hereof, the Company has a total of 40,000,000 shares of common stock issued and outstanding, at U.S. $.001 par value ("Common Stock"); and

         WHEREAS, at the request of the Company, Charter intends to invest certain sums of money in the Company and has requested the Company to allot to it certain shares of the Company to which the Company has agreed to do in the manner hereinafter set forth;

         NOW, THEREFORE, it is agreed as follows:

         1. Charter hereby agrees, at the request of the Company, to invest and the Company hereby agrees to accept Charter's investment in an aggregate sum of HK$1,000,000.00 paid in the following manner:

               (a) HK$100,000.00 was advanced by Charter to the Company as a loan on or about the 7th day of January, 2003;



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                  (b)    HK$300,000.00 was advanced by Charter to the Company as
                         a loan on or about the 24th day of February, 2003; and

                  (c) The balance of HK$600,000.00 was advanced by Charter to the Company on or before the 31st day of July, 2003.

         2. (a)   The Company hereby agrees to fully pay for the moneys
               advanced, as described in paragraph 1 hereof, without interest thereon, and Charter agrees to accept in full payment and satisfaction therefor, a total of 3,800,000 shares of Common Stock (the "Shares").

                  (b) The Company shall be responsible for, in compliance with relevant US SEC rules and regulations, all necessary procedures to cause the said Shares to be duly and properly issued and allotted to Charter.

                  (c) It is hereby agreed between the parties hereto that the sale of said Shares by the Company to Charter shall be subject to SEC rules and all other applicable rules and regulations. Accordingly, Charter acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended, and are being taken for investment purposes only, without a view to their sale or distribution, except as permitted by applicable United States law. It is also agreed that the certificate will bear a restriction to the foregoing effect.

                  (d) Charter agrees that the Company has made no representations or warranties to Charter in connection with issuance of the Shares and that in making its decision to purchase the Shares, Charter is relying solely on the Company's public filings with the SEC.

             2. Each party hereto shall, at the request of the other party hereto, at any time and from time to time, promptly execute and deliver, or cause to be executed and delivered to such requesting party all such further instruments and take all such further actions as may be reasonably necessary or appropriate to more effectively confirm or


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         carry out the provisions and intents of this Memorandum. In that connection, Charter acknowledges that it will have certain filing obligations with the SEC in connection with its purchase of the Shares and agrees to make such filings.

             3. This Memorandum is intended to be legally binding and shall be governed by and construed in accordance with applicable United States law; the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong Courts as well as the appropriate courts of the United States of America.

             IN WITNESS WHEREOF, the hands of the parties hereto the day and year first above written.


                                    CHINAWE.COM INC.


                                    By: /s/ Vivian Wai Wa Chu
                                       --------------------------------
                                    Name: Vivian Wai Wa Chu
                                         ------------------------------
                                    Title: Director
                                          -----------------------------


                                    CHARTER ONE INVESTMENTS LIMITED


                                    By: /s/ Edward Chow Mo Yiu
                                       --------------------------------
                                    Name: Edward Chow Mo Yiu
                                         ------------------------------
                                    Title:  Director
                                          -----------------------------













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